                                   EXHIBIT 1

                            JOINT FILING AGREEMENT
                            ----------------------

        Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date:  February 13, 2001
                                    MAYFIELD VI INVESTMENT PARTNERS
                                    A California Limited Partnership

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Authorized Signatory

                                    MAYFIELD VI MANAGEMENT PARTNERS
                                    A California Limited Partnership

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Authorized Signatory

                                    MAYFIELD ASSOCIATES FUND
                                    A California Limited Partnership

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Authorized Signatory

                                    F. GIBSON MYERS, JR.

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Attorney In Fact

                                    KEVIN A. FONG

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Attorney In Fact

                                    WILLIAM D. UNGER

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Attorney In Fact


                                    WENDELL G. VAN AUKEN, III

                                    By: /s/ James T. Beck
                                        --------------------------------------
                                        James T. Beck, Attorney In Fact

                             Page 16 of 31 pages.
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                                    MICHAEL J. LEVINTHAL

                                    By: /s/ James T. Beck
                                        -------------------------------------
                                        James T. Beck, Attorney In Fact


                                    A. GRANT HEIDRICH, III

                                    By: /s/ James T. Beck
                                        -------------------------------------
                                        James T. Beck, Attorney In Fact


                             Page 17 of 31 pages.